Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of VirTra, Inc. (the “Company”) for the quarter ended September 30, 2020 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Robert D. Ferris, Chief Executive Officer and President of the Company, and Judy A. Henry, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 10, 2020	/s/ Robert D. Ferris
Robert D. Ferris, Chief Executive Officer and President (principal executive officer)

Date: November 10, 2020	/s/ Judy A. Henry
Judy A. Henry, Chief Financial Officer (principal financial officer)